UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/04/2006

REPUBLIC COMPANIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51455

DELAWARE	30-0175923
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

222 Delaware Avenue, Suite 900
Wilmington, Delaware 19801
(Address of principal executive offices, including zip code)

(302) 658-3613
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On August 4, 2006, Parker W. Rush entered into an employment agreement with our principal insurance subsidiary, Republic Underwriters Insurance Company ("Republic Underwriters"), to be effective as of the Closing Date (as such term is defined in that certain Agreement and Plan of Merger, dated August 4, 2006, by and among Republic Companies Group, Inc. ("Republic Companies Group"), Delek Group Ltd., a corporation organized under the laws of Israel, Arrow Capital US Inc., a Delaware corporation ("Arrow Capital"), and Arrow Subsidiary Corporation, a Delaware corporation and a wholly-owned subsidiary of Arrow Capital (the "Merger Agreement"), which is filed as Exhibit 2.1 to Republic Companies Group's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2006). The employment agreement provides that Mr. Rush will serve as Republic Underwriters' Chief Executive Officer and President. In addition, the agreement provides that prior to an initial public offering of the common shares of Republic Companies Group, Mr. Rush will be a member of the Boards of Directors of Republic Underwriters and Republic Companies Group. The term of the agreement extends five years from the Closing Date, at which time it terminates unless the parties agree to extend the agreement on a year-to-year basis, a new agreement is executed or the agreement is terminated by either party upon 90 days' written notice. The agreement provides for an annual base salary of $350,000, which is subject to increase by Republic Underwriters' Board of Directors (the "Board"), and further provides that Mr. Rush will be eligible to participate in an annual bonus plan providing for a performance bonus consistent with the bonus opportunities as in effect for the period immediately prior to the consummation of the merger contemplated by the Merger Agreement (the "Merger") and subject to such terms, conditions and goals as may be established by the Board following consultation with Mr. Rush. Mr. Rush may also participate in present and future benefit plans and programs that Republic Underwriters may provide to other senior executives. In addition, Republic Underwriters will pay or reimburse Mr. Rush in an amount not to exceed $15,000 for reasonable legal fees incurred or paid by him in connection with the negotiation and execution of the employment agreement. If Mr. Rush's employment is terminated without cause or if he leaves for good reason (as such terms are defined in the employment agreement), he will be entitled to receive his then current salary for a period of 18 months after the date of such termination, his performance bonus for the preceding fiscal year if such performance bonus has not been paid, a pro-rated portion of the performance bonus for the year in which the termination occurs if such termination occurs after June 30th of any fiscal year and applicable COBRA coverage premiums for Mr. Rush and his dependents for a period of 18 months. Mr. Rush will be granted stock options and restricted stock under the Republic Underwriters' equity incentive plan. All shares of stock received upon his exercise of stock options ("Option Shares") and his restricted shares are subject to a call right of Republic Underwriters following termination of Mr. Rush's employment on terms and conditions set forth in the employment agreement. Alternatively, Mr. Rush has the right to sell his Option Shares and vested restricted shares to Republic Underwriters (i) in the case of termination of employment without cause or for good reason or (ii) if after five years from the Closing Date, Republic Companies Group is not then a publicly traded company on terms and conditions set forth in the employment agreement. Mr. Rush has entered into a confidentiality agreement to keep secret and treat as confidential all information concerning Republic Underwriters and each of its subsidiaries, parent companies and affiliates (collectively, the "Republic Group") during the tenure of his employment and thereafter. Mr. Rush also has entered into a non-competition agreement that restricts him from engaging in specified competitive activities and soliciting the Republic Group's employees, customers, suppliers or business relations during his employment and for 12 months following the date of his termination. The agreement is conditional on the consummation of the Merger. If the Merger is not consummated, the terms of the agreement will be null, void and of no effect.

On August 4, 2006, Martin B. Cummings entered into an employment agreement with Republic Underwriters, to be effective as of the Closing Date, that provides that he will serve as Republic Underwriters' Chief Financial Officer and Vice President. The term of the agreement extends three years from the Closing Date, at which time it terminates unless the parties agree to extend the agreement on a year-to-year basis, a new agreement is executed or the agreement is terminated by either party upon 90 days' written notice. The agreement provides for an annual base salary of $240,000, which is subject to increase by the Board, and provides that Mr. Cummings will be eligible to participate in an annual bonus plan providing for a performance bonus consistent with the bonus opportunities as in effect for the period immediately prior to the consummation of the Merger and subject to such terms, conditions and goals as may be established by the Board. Mr. Cummings may also participate in present and future benefit plans and programs that Republic Underwriters may provide to other senior executives. If Mr. Cummings' employment is terminated for reasons other than a breach of his confidentiality or non-competition agreement, his breach of any material term of the employment agreement, death, disability, cause or voluntary termination, or if he leaves for good reason (as defined in the employment agreement), he will be entitled to receive a severance payment in an amount equal to six months of his base salary and accrued but unpaid vacation time to the extent Republic Underwriters' policy or applicable law requires such payment. Mr. Cummings will be granted stock options and restricted stock pursuant to the Republic Underwriters' equity incentive plan. All of his Option Shares and restricted shares are subject to a call right of Republic Underwriters following termination of Mr. Cummings' employment on terms and conditions set forth in the employment agreement. Alternatively, Mr. Cummings has the right to sell his Option Shares and vested restricted shares to Republic Underwriters (i) in the case of termination of employment without cause or for good reason or (ii) if after five years from the Closing Date, Republic Companies Group is not then a publicly traded company on terms and conditions set forth in the employment agreement. Mr. Cummings has entered into a confidentiality agreement to keep secret and treat as confidential all information concerning the Republic Group during the tenure of his employment and thereafter. Mr. Cummings also has entered into a non-competition agreement that restricts him from engaging in specified competitive activities for six months and soliciting the Republic Group's employees, customers, suppliers or business relations during his employment and for 12 months following the date of his termination. The agreement is conditional on the consummation of the Merger. If the Merger is not consummated, the terms of the agreement will be null, void and of no effect.

On August 4, 2006, Michael E. Ditto entered into an employment agreement with Republic Underwriters, to be effective as of the Closing Date, that provides that he will serve as Republic Underwriters' Vice President, General Counsel and Secretary. The term of the agreement extends three years from the Closing Date, at which time it terminates unless the parties agree to extend the agreement on a year-to-year basis, a new agreement is executed or the agreement is terminated by either party upon 90 days' written notice. The agreement provides for an annual base salary of $210,000, which is subject to increase by the Board, and provides that Mr. Ditto will be eligible to participate in an annual bonus plan providing for a performance bonus consistent with the bonus opportunities as in effect for the period immediately prior to the consummation of the Merger and subject to such terms, conditions and goals as may be established by the Board. Mr. Ditto may also participate in present and future benefit plans and programs that Republic Underwriters may provide to other senior executives. If Mr. Ditto's employment is terminated for reasons other than a breach of his confidentiality or non-competition agreement, his breach of any material term of the employment agreement, death, disability, cause or voluntary termination, or if he leaves for good reason (as defined in the employment agreement), he will be entitled to receive a severance payment in an amount equal to six months of his base salary and accrued but unpaid vacation time to the extent Republic Underwriters' policy or applicable law requires such payment. Mr. Ditto will be granted stock options and restricted stock pursuant to the Republic Underwriters' equity incentive plan. All of his Option Shares and restricted shares are subject to a call right of Republic Underwriters following termination of Mr. Ditto's employment on terms and conditions set forth in the employment agreement. Alternatively, Mr. Ditto has the right to sell his Option Shares and vested restricted shares to Republic Underwriters (i) in the case of termination of employment without cause or for good reason or (ii) if after five years from the Closing Date, Republic Companies Group is not then a publicly traded company on terms and conditions set forth in the employment agreement. Mr. Ditto has entered into a confidentiality agreement to keep secret and treat as confidential all information concerning the Republic Group during the tenure of his employment and thereafter. Mr. Ditto also has entered into a non-competition agreement that restricts him from soliciting the Republic Group's employees, customers, suppliers or business relations during his employment and for 12 months following the date of his termination. The agreement is conditional on the consummation of the Merger. If the Merger is not consummated, the terms of the agreement will be null, void and of no effect.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
10.1 Employment Agreement, entered into as of August 4, 2006, between Republic Underwriters Insurance Company and Parker W. Rush.
10.2 Employment Agreement, entered into as of August 4, 2006, between Republic Underwriters Insurance Company and Martin B. Cummings.
10.3 Employment Agreement, entered into as of August 4, 2006, between Republic Underwriters Insurance Company and Michael E. Ditto.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC COMPANIES GROUP, INC.

Date: August 09, 2006	By:	/s/ Michael E. Ditto
Michael E. Ditto
VP, General Counsel & Corp Secretary

Exhibit Index

Exhibit No.	Description
EX-10.1	Employment Agreement, entered into as of August 4, 2006, between Republic Underwriters Insurance Company and Parker W. Rush
EX-10.2	Employment Agreement, entered into as of August 4, 2006, between Republic Underwriters Insurance Company and Martin B. Cummings
EX-10.3	Employment Agreement, entered into as of August 4, 2006, between Republic Underwriters Insurance Company and Michael E. Ditto